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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                  October 11, 2001
(Date of earliest event reported)                               October 10, 2001


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-13676                                          36-3846489
(Commission File Number)                 (I.R.S. Employer Identification Number)



310 South Schuyler Avenue, Kankakee, Illinois                           60901
  (Address of principal executive offices)                            (Zip Code)



                                 (815) 937-4440
              (Registrant's telephone number, including area code)




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Item 5.  Other Information

         On October 10, 2001, Kankakee Bancorp, Inc. (the "Company") issued a news release announcing that Thomas Schneider resigned as director of the Company and Kankakee Federal Savings Bank (the "Bank"), effective October 31, 2001, as a result of his relocation out of the Kankakee area. The Company also announced that on October 9, 2001, the Company's and the Bank's boards of directors elected Mark Smith to fill the vacancies created by Mr. Schneider's resignation, effective November 1, 2001.

         The news release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     News Release dated October 10, 2001





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KANKAKEE BANCORP, INC.

Dated: October 11, 2001          By:    /s/Ronald J. Walters
                                        ----------------------------------------
                                          Ronald J. Walters
                                          Vice President and Treasurer

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